Press Contacts:

John Stewart	Joan Geoghegan
Progress Software Corporation	Schwartz Communications, Inc.
(781) 280-4101	(781) 684-0770
Jstewart@progress.com	progress@schwartz-pr.com
PROGRESS SOFTWARE REPORTS FOURTH QUARTER RESULTS
Revenue, Operating Income and EPS All Show Double Digit Increases
BEDFORD, Mass., December 20, 2005— Progress Software Corporation (Nasdaq: PRGS), a global supplier of application infrastructure software used to develop, deploy, integrate and manage business applications, today announced results for its fourth quarter ended November 30, 2005. Revenue for the quarter was a record $108.0 million, up 12 percent (13 percent at constant currency) from $96.2 million in the fourth quarter of fiscal 2004. Software license revenue increased 20 percent (same percent at constant currency) to $44.1 million from $36.8 million in the same quarter last year.
On a generally accepted accounting principles (GAAP) basis, operating income increased 21 percent to $19.2 million from $15.9 million in the fourth quarter of fiscal 2004. Net income increased 29 percent to $14.0 million from $10.9 million in the same quarter last year. Diluted earnings per share increased 18 percent to 33 cents from 28 cents in the fourth quarter of fiscal 2004.
On a pro forma basis, operating income increased 27 percent to $22.6 million from $17.7 million in the fourth quarter of fiscal 2004. Pro forma net income increased 34 percent to $16.3 million from $12.1 million in the same quarter last year. Pro forma diluted earnings per share increased 23 percent to 38 cents from 31 cents in the fourth quarter of fiscal 2004.
The pro forma results in the fourth quarter of fiscal 2005 exclude after-tax charges for amortization of acquired intangibles of $1.7 million, certain other acquisition-related expenses for retention bonuses for key employees of acquired companies of $0.4 million and stock-based compensation related to issuance of restricted stock of $0.1 million. The pro forma results in the fourth quarter of fiscal 2004 exclude an after-tax charge for amortization of acquired intangibles of $1.3 million.

For the twelve months ended November 30, 2005, revenue increased 12 percent (10 percent at constant currency) to $405 million from $363 million in fiscal 2004. On a GAAP basis, operating income increased 38 percent to $63.8 million from $46.4 million in fiscal 2004. Net income increased 52 percent to $48.9 million from $32.1 million in fiscal 2004 and diluted earnings per share increased 44 percent to $1.18 from 82 cents in fiscal 2004.
On a pro forma basis, operating income increased 42 percent to $79.5 million from $56.0 million in fiscal 2004. Pro forma net income increased 44 percent to $55.8 million from $38.7 million in fiscal 2004. Pro forma diluted earnings per share increased 35 percent to $1.34 from 99 cents in fiscal 2004.
The pro forma results in fiscal 2005 exclude after-tax charges for amortization of acquired intangibles of $6.3 million, certain other acquisition-related expenses of $2.3 million, compensation expense from repurchase of subsidiary stock of $1.9 million, stock-based compensation of $0.1 million and a tax benefit of $3.8 million. The pro forma results in fiscal 2004 exclude after-tax charges for amortization of acquired intangibles of $4.8 million and certain other acquisition-related expenses of $1.8 million.
The company’s cash and short-term investments at the end of the quarter totaled $266 million. During the fourth quarter, the company purchased 81,000 shares of its stock at a cost of $2.4 million. The company’s existing repurchase authorization, under which approximately 9.9 million shares remain available for repurchase, expires on September 30, 2006.
“All Progress product lines contributed to a successful fourth quarter and a record 2005 fiscal year. Our newer operating units: Sonic Software, Progress Real Time and DataDirect Technologies delivered excellent revenue growth of 33% in fiscal 2005 and now account for 36% of our software license revenue,” stated Joseph Alsop, co-founder and chief executive officer of PSC. “Revenue from the OpenEdge Division continues to grow and deliver very substantial profitability. We are also pleased to have Neon System join us, per the companion press release.”
Highlights
The Progress OpenEdge Division introduced Progress® OpenEdge 10.1. Included in this latest release of OpenEdge is a new Eclipse-based integrated development environment (IDE), as well as auditing services designed to address the compliance needs of finance, healthcare, and other industries traditionally affected by audit and compliance requirements.
http://www.progress.com/new_openedge_platform
The Progress OpenEdge Division announced new additions to its award-winning partner program designed to help both existing and prospective application partners learn how to enhance their business applications with the latest technology advances using Progress OpenEdge technology. Based on its highly successful Application Transformation

Approach (ATA), the new Accelerator Program combines products, services and best practices to bring new partners and their non-Progress-based applications through the SOA-enablement process.
http://www.progress.com/enhances_partner_program
Sonic Software joined forces with AmberPoint and Systinet to create and publish a new Service-Oriented Architecture (SOA) Maturity Model (SOA MM) to assess, guide and establish a vision for maximizing the strategic benefits of SOA investments. The three firms publicly presented the SOA Maturity Model to senior IT decision managers during a 10-city Management Forum Seminar Series designed to educate managers on the strategic business value of SOA.
http://www.progress.com/new_soa_maturity_model
The Progress Real Time Division introduced the Progress DataXtend™ product line, which provides enterprises with key capabilities to efficiently deliver data to applications. The new DataXtend product line includes Progress DataXtend RE (Replication Engine) for mobile users and others with inconsistent network reliability, and Progress DataXtend CE (Cache Engine) to enable high performance distributed applications.
http://www.progress.com/dataxtend_product_line
DataDirect Technologies announced the release of DataDirect XQuery™, the first embeddable component for XQuery that is modeled after the XQuery API for Java™ (XQJ). DataDirect XQuery simplifies XML and relational data integration by providing developers with an XQuery implementation that offers greater productivity, performance and interoperability for building standards-based data integration applications.
http://www.progress.com/simplify_xml
Significant New Customer and Partner Wins, New Technology Adoptions and Major Deployments
Significant new partners and customers adopting technology from PSC operating companies, or deploying solutions using PSC technology, include: Abinet Holdings, Adlog BV, Aina Group Oyj, Amdocs Inc., Artesano Moveis Ltda., Atlas Copco Holding GmbH, AutoTrader.com, Bank for International Settlements, Bank of Canada, Blue Cross of Idaho, Blue River Software, City College Manchester, Community Transit, Configure One LLC, DDBC, Inc., Dundee Securities Corporation, Edward C. Levy Company, Evans Company, Fasttrack, First Southwest, Company, Fleet and Industrial Supply Center, Fox Run Solutions, Georgia State University, Gevity, Granite State Software, Highbridge Capital Management, Innovations Group Inc., ITE Solutions, Inc., Jordan School District, JCM American Corporation, JD Alpha, Lombard North Central, Motorola, Netezza Corporation, Nexstar, Occidental College, Oxford Instruments, Paypal, Inc., Politiezon Buggenhout-Lebbeke, Pryor Consulting Services, Paul Hastings Research Technology Inc., Shands Healthcare, Standford Graduate School of Business, South Carolina Department of Education, Teracruz, Inc., The TJX Companies, Theodor Rietmann GmbH, Ultra Electronics Airport Systems, University of Wales Swanea, VBM Software LLC and Winterhur Insurance.

Significant existing partners and customers adopting technology from PSC operating companies, or making substantial additional deployments of PSC technology, include: Airfoil Technologies International, Ameritrade Holding Inc., American Medical Security, Banc of America Securities, Banco Comafi, Bank of America, Barclays Capital, Black & Decker, Blue Cross Blue Shield Corporation, Boehringer Ingelheim Pharmaceutial, Bristol Meyers, BT Global Services, Bundeswehr, CACI, ChoicePoint, CIGNA, CitiGroup Inc., eBay, Inc., Elections Canada, Fiserv Lending Solutions, Federal Trade Commission, General Electric Company, Goldman Sachs & Company, Healthplan Services, Homeserve, ING-Comercial America, IRS (Department of Treasury), JP Morgan, Kaiser Permaente, Lockheed Martin, Pacific Blue Cross, Mercury Interactive, Mitsubishi UFJ Securities, Nationwide Appraisal Services, NCR Corporation, Northrop Grumman, NRI, Pueblo County Government, State of Michigan, Tarrant County Auditors Office, Technische Universitaet Berlin, Telecom Italia Mobile, Total Systems, Inc., Universal Forest Products Inc. and Verizon Data Services.
Business Outlook
The company is providing the following guidance for the first fiscal quarter ending February 28, 2006:
•	Revenue is expected to be in the range of $103 million to $105 million. GAAP operating income is expected to be in the range of $9 million to $10 million, including amortization of acquired intangibles, stock-based compensation expense (including amounts associated with FASB No. 123(R), “Share-Based Payments”, which the company will adopt in the first quarter of fiscal 2006), and certain other acquisition-related expenses of approximately $9 million.

•	GAAP diluted earnings per share are expected to be in the range of 15 cents to 17 cents.

•	On a pro forma basis, operating income is expected to be in the range of $18 million to $19 million, excluding amortization of acquired intangibles, stock-based compensation and certain other acquisition-related expenses of approximately $9 million.

•	On a pro forma basis, diluted earnings per share are expected to be in the range of 29 cents to 31 cents, excluding approximately 14 cents per share for amortization of acquired intangibles, stock-based compensation and certain other acquisition-related expenses.
The company is providing the following guidance for the fiscal year ending November 30, 2006:
•	Revenue is expected to be in the range of $435 million to $445 million. GAAP operating income is expected to be in the range of $51 million to $54 million,

including amortization of acquired intangibles, stock-based compensation and certain other acquisition-related expenses of approximately $37 million.

•	GAAP diluted earnings per share are expected to be in the range of 85 cents to 91 cents.

•	On a pro forma basis, operating income is expected to be in the range of $88 million to $91 million, excluding amortization of acquired intangibles, stock-based compensation and certain other acquisition-related expenses of approximately $37 million.

•	On a pro forma basis, diluted earnings per share are expected to be in the range of $1.45 to $1.51, excluding approximately 60 cents per share for amortization of acquired intangibles, stock-based compensation and certain other acquisition-related expenses.
The above guidance includes an estimate for the impact of the acquisition of Neon which is expected to be completed in January 2006. Any delays in the completion of this transaction could have a material effect on this guidance.
Conference Call
PSC’s conference call to discuss its fourth quarter results will be Webcast live today at 9:00 a.m. Eastern via CCBN on the company’s Web site, located at www.progress.com/investors. The call will also be Webcast live via Yahoo (www.yahoo.com), Motley Fool (www.fool.com), Streetevents (www.streetevents.com), TD Waterhouse (www.tdwaterhouse.com) and Fidelity.com (www.fidelity.com). An archived version of the conference call will be available for replay.
About Progress Software Corporation
Progress Software Corporation (Nasdaq: PRGS) is a global industry leader providing application infrastructure software for all aspects of the development, deployment, integration and management of business applications through its operating units: Progress OpenEdge Division, Sonic Software, DataDirect Technologies, and Progress Real Time Division. Headquartered in Bedford, Mass., Progress can be reached at www.progress.com or +1-781-280-4000.
Safe Harbor Statement
Except for the historical information and discussions contained herein, statements contained in this release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including but not limited to the following: the receipt and shipment of new orders, the timely release of enhancements to the company’s products, the growth rates of certain market segments, the positioning of the company’s products in those market segments, variations in the demand for customer service and technical support, pricing pressures and the competitive environment in the software industry, business and consumer use of the Internet, and the company’s ability to penetrate international markets and manage its international operations. The company undertakes no obligation to update information contained in this release. For further information regarding risks and uncertainties associated with the company’s business, please refer to the company’s filings with the Securities and Exchange Commission.

Progress, DataXtend, DataDirect XQuery, and OpenEdge are trademarks or registered trademarks of Progress Software Corporation in the U.S. and other countries. Java and all Java-based marks are trademarks or registered trademarks of Sun Microsystems, Inc. in the U.S. and other countries.
Any other trademarks contained herein are the property of their respective owners.

Progress Software Corporation
Condensed Consolidated Statements of Income

	Three Months Ended
	November 30,	November 30,	Percent
(In thousands except per share data)	2005	2004	Change

Revenue:
Software licenses	$44,084	$36,798	20%
Maintenance and services	63,873	59,396	8%

Total revenue	107,957	96,194	12%

Costs and expenses:
Cost of software licenses	2,501	1,990
Cost of maintenance and services	13,981	12,743
Sales and marketing	43,274	38,581
Product development	15,269	15,580
General and administrative	10,374	9,566
Amortization of acquired intangibles	2,538	1,871
Stock-based compensation	134	—
Acquisition-related expenses, net	653	—

Total costs and expenses	88,724	80,331	10%

Income from operations	19,233	15,863	21%
Other income, net	1,557	101

Income before provision for income taxes	20,790	15,964	30%
Provision for income taxes	6,757	5,108

Net income	$14,033	$10,856	29%

Earnings per share:
Basic	$0.35	$0.30	17%
Diluted	$0.33	$0.28	18%

Weighted average shares outstanding:
Basic	39,953	36,212	10%
Diluted	43,083	38,997	10%

Pro Forma Condensed Consolidated Statements of Income

	Three Months Ended November 30, 2005			Three Months Ended November 30, 2004
	As	Pro Forma		As	Pro Forma		Percent
(In thousands except per share data)	Reported	Adjustments	Pro Forma	Reported	Adjustments	Pro Forma	Change

Revenue:
Software licenses	$44,084		$44,084	$36,798		$36,798	20%
Maintenance and services	63,873		63,873	59,396		59,396	8%

Total revenue	107,957		107,957	96,194		96,194	12%

Costs and expenses:
Cost of software licenses	2,501		2,501	1,990		1,990
Cost of maintenance and services	13,981		13,981	12,743		12,743
Sales and marketing	43,274		43,274	38,581		38,581
Product development	15,269		15,269	15,580		15,580
General and administrative	10,374		10,374	9,566		9,566
Amortization of acquired intangibles	2,538	$(2,538)	—	1,871	$(1,871)	—
Stock-based compensation	134	(134)	—	—	—	—
Acquisition-related expenses, net	653	(653)	—	—	—	—

Total costs and expenses	88,724	(3,325)	85,399	80,331	(1,871)	78,460	9%

Income from operations	19,233	3,325	22,558	15,863	1,871	17,734	27%
Other income, net	1,557		1,557	101		101

Income before provision for income taxes	20,790	3,325	24,115	15,964	1,871	17,835	35%
Provision for income taxes	6,757	1,081	7,838	5,108	598	5,706

Net income	$14,033	$2,244	$16,277	$10,856	$1,273	$12,129	34%

Earnings per share:
Basic	$0.35		$0.41	$0.30		$0.33	24%
Diluted	$0.33		$0.38	$0.28		$0.31	23%

Weighted average shares outstanding:
Basic	39,953		39,953	36,212		36,212	10%
Diluted	43,083		43,083	38,997		38,997	10%

Progress Software Corporation
Condensed Consolidated Statements of Income

	Twelve Months Ended
	November 30,	November 30,	Percent
(In thousands except per share data)	2005	2004	Change

Revenue:
Software licenses	$156,846	$140,462	12%
Maintenance and services	248,530	222,200	12%

Total revenue	405,376	362,662	12%

Costs and expenses:
Cost of software licenses	8,150	8,973
Cost of maintenance and services	55,309	52,354
Sales and marketing	157,073	146,171
Product development	63,018	60,371
General and administrative	42,322	38,753
Amortization of acquired intangibles	9,399	7,076
Compensation expense from repurchase of subsidiary stock	2,803	—
Stock-based compensation	134	—
Acquisition-related expenses, net	3,403	2,600

Total costs and expenses	341,611	316,298	8%

Income from operations	63,765	46,364	38%
Other income, net	3,099	843

Income before provision for income taxes	66,864	47,207	42%
Provision for income taxes	17,931	15,106

Net income	$48,933	$32,101	52%

Earnings per share:
Basic	$1.28	$0.89	44%
Diluted	$1.18	$0.82	44%

Weighted average shares outstanding:
Basic	38,227	36,031	6%
Diluted	41,571	39,010	7%

Pro Forma Condensed Consolidated Statements of Income

	Twelve Months Ended November 30, 2005			Twelve Months Ended November 30, 2004
	As	Pro Forma		As	Pro Forma		Percent
(In thousands except per share data)	Reported	Adjustments	Pro Forma	Reported	Adjustments	Pro Forma	Change

Revenue:
Software licenses	$156,846		$156,846	$140,462		$140,462	12%
Maintenance and services	248,530		248,530	222,200		222,200	12%

Total revenue	405,376		405,376	362,662		362,662	12%

Costs and expenses:
Cost of software licenses	8,150		8,150	8,973		8,973
Cost of maintenance and services	55,309		55,309	52,354		52,354
Sales and marketing	157,073		157,073	146,171		146,171
Product development	63,018		63,018	60,371		60,371
General and administrative	42,322		42,322	38,753		38,753
Amortization of acquired intangibles	9,399	$(9,399)	—	7,076	$(7,076)	—
Compensation expense from repurchase of subsidiary stock	2,803	$(2,803)	—	—	$—	—
Stock-based compensation	134	$(134)	—	—	$—	—
Acquisition-related expenses, net	3,403	(3,403)	—	2,600	(2,600)	—

Total costs and expenses	341,611	(15,739)	325,872	316,298	(9,676)	306,622	6%

Income from operations	63,765	15,739	79,504	46,364	9,676	56,040	42%
Other income, net	3,099		3,099	843		843

Income before provision for income taxes	66,864	15,739	82,603	47,207	9,676	56,883	45%
Provision for income taxes	17,931	8,915	26,846	15,106	3,096	18,202

Net income	$48,933	$6,824	$55,757	$32,101	$6,580	$38,681	44%

Earnings per share:
Basic	$1.28		$1.46	$0.89		$1.07	36%
Diluted	$1.18		$1.34	$0.82		$0.99	35%

Weighted average shares outstanding:
Basic	38,227		38,227	36,031		36,031	6%
Diluted	41,571		41,571	39,010		39,010	7%

Progress Software Corporation
Condensed Consolidated Balance Sheets

	November 30,	November 30,
(In thousands)	2005	2004

Assets
Cash and short-term investments	$266,420	$191,267
Accounts receivable, net	66,592	63,503
Other current assets	33,315	23,485

Total current assets	366,327	278,255

Property and equipment, net	42,816	40,658
Goodwill and intangible assets, net	134,270	107,363
Other assets	23,425	20,538

Total	$566,838	$446,814

Liabilities and shareholders’ equity
Accounts payable and other current liabilities	$74,896	$70,669
Short-term deferred revenue	99,697	101,106

Total current liabilities	174,593	171,775

Long-term debt	1,938	2,200
Long-term deferred revenue	5,068	5,861
Other liabilities	3,580	—
Shareholders’ equity:
Common stock and additional paid-in capital	140,883	70,085
Retained earnings	240,776	196,893

Total shareholders’ equity	381,659	266,978

Total	$566,838	$446,814

Condensed Consolidated Statements of Cash Flows

	Twelve Months Ended November 30,
(In thousands except per share data)	2005	2004

Cash flows from operations:
Net income	$48,933	$32,101
Depreciation, amortization and other noncash charges	18,323	19,123
Other changes in operating assets and liabilities	14,277	21,086

Net cash flows from operations	81,533	72,310
Capital expenditures	(10,909)	(10,716)
Acquisitions, net of cash acquired	(32,161)	(99,320)
Share issuances, net of repurchases	43,481	8,140
Other	(6,791)	1,722

Net change in cash and short-term investments	75,153	(27,864)
Cash and short-term investments, beginning of period	191,267	219,131

Cash and short-term investments, end of period	$266,420	$191,267